Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Kforce Inc. (“Kforce”) on Form 10-K for the fiscal year ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), I, David M. Kelly, Chief Financial Officer of Kforce, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Form 10-K fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) The information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Kforce.
Date: February 26, 2016

/s/ DAVID M. KELLY
David M. Kelly,
Senior Vice President, Chief Financial Officer
(Principal Financial Officer)